FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: May 23, 2002

(Date of earliest event reported)

Toyota Auto Finance Receivables LLC on behalf of the
Toyota Auto Receivables 2002-B Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-74872 (Commission File Number)	95-4836519 (I.R.S. Employer Identification No.)

19300 Gramercy Place, North Building
Torrance, California 90509

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EX-1.1

ITEM 5. OTHER EVENTS

     On May 23, 2002, Toyota Auto Finance Receivables LLC (“TAFR LLC”) and Toyota Motor Credit Corporation (“TMCC”) entered into that certain Receivables Purchase Agreement dated as of May 1, 2002 (the “Receivables Purchase Agreement”), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the “Receivables”) and related property. On May 23, 2002, the Toyota Auto Receivables 2002-B Owner Trust, a Delaware business trust created pursuant to that certain Trust Agreement dated as of April 19, 2002, as amended and restated by the Amended and Restated Trust Agreement dated as of May 1, 2002 (collectively, the “Trust Agreement”), by and between TAFR LLC, as depositor and U.S. Bank Trust National Association, as Owner Trustee (the “Trust”), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of May 1, 2002 (the “Sale and Servicing Agreement”), pursuant to which the Receivables and related property were transferred to the Trust. Also on May 23, 2002, the Trust caused the issuance, pursuant to an Indenture dated as of May 1, 2002 (the “Indenture”), by and between the Trust, as issuer, and The Bank of New York, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the “Notes”). The Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, with an aggregate scheduled principal balance, as of May 23, 2002, of $1,108,000,000.00, were sold to Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Guzman & Company, J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and The Williams Capital Group, L.P., as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement dated as of May 15, 2002, by and between TAFR LLC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under Registration Statement on Form S-3 (Commission File No. 333-74872).

     Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

     Attached as Exhibit 1.1 is the Underwriting Agreement.

EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated as of May 15, 2002, between TAFR LLC, TMCC and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and as representatives of the several Underwriters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Lloyd Mistele

Name: Lloyd Mistele Title: President

May 23, 2002

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated as of May 15, 2002, between TAFR LLC, TMCC and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and as representatives of the several Underwriters.